SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of INDEXPLUS TRUST SERIES 2003-1)
(Exact name of registrant as specified in its charter)

Delaware	001-31941	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Section 1. Registrant’s Business and Operations

     Not applicable.

Section 2. Financial Information

     Not applicable.

Section 3. Securities and Trading Markets

     Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

     Not applicable.

Section 5. Corporate Governance and Management

     Not applicable.

Section 6. Asset-Backed Securities

     Not applicable.

Section 7. Regulation FD

     Not applicable.

Section 8. Other Events

   Item 8.01 Other events

99.1	Distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1 on December 21, 2009.

For information with respect to the underlying securities held by INDEXPLUS Trust Series 2003-1, please refer to the respective periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information on file with the Securities and Exchange Commission (the “SEC”) of: The Boeing Company (Commission file number 001-00442); Citigroup Inc. (Commission file number 001-09924); Credit Suisse First Boston (USA), Inc. (Commission file number 001- 06862); DaimlerChrysler North America Holding Corporation (Commission file number 333-13160); DaimlerChrysler AG (Commission file number 001-14561); Ford Motor Company (Commission file number 001-03950); General Electric Capital Corporation (Commission file number 001-06461); General Motors Acceptance Corporation (Commission file number 001- 03754);

The Goldman Sachs Group, Inc. (Commission file number 001-14965); Johnson & Johnson (Commission file number 001-03215); Federated Retail Holdings, Inc. (Commission file number 333-42940); The May Department Stores Company, LLC (Commission file number 001-00079); Time Warner Inc. (Commission file number 001-15062); Time Warner Companies, Inc. (Commission file number 001-08637); Turner Broadcasting System, Inc. (Commission file number 001-08911); United States Department of Treasury; Valero Energy Corporation (Commission file number 001-13175); Verizon Communications Inc. (Commission file number 001- 08606); Verizon Global Funding Corp. (Commission file number 333-73612); Viacom Inc. (Commission file number 001- 09553); Viacom International Inc. (Commission file number 001-15153) and Weyerhaeuser Company (Commission file number 001-04825). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the respective underlying securities issuers have filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuers contained in the underlying securities issuers’ Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuers (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the respective underlying securities issuers as you would obtain and evaluate if you were investing directly in the respective underlying securities or in other securities issued by the respective underlying securities issuers. There can be no assurance that events affecting the respective underlying securities or the respective underlying securities issuers have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

	99.1	Trustee’s report in respect of the December 21, 2009 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: December 31, 2009	By:	/s/ Steven O’Neill

	Name:	Steven O’Neill
	Title:	Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the December 21, 2009 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.

EXHIBIT 99.1

DISTRIBUTION REPORT FOR

INDEXPLUS TRUST SERIES 2003-1

DISTRIBUTION DATE
DECEMBER 21, 2009
CUSIP NUMBER 45408V203

(i)	the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the “Underlying Securities” (see following chart):

Interest:	$1,134,715.78
Principal:	0.00
Premium:	0.00

(ii)	the amounts of compensation received by the Trustee for the period relating to such Distribution Date:

Paid by the Trust:	$0.00
Paid by the Depositor:	$3,500.00

(iii)

the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates and the amount of aggregate unpaid interest accrued as of such Distribution Date:

Interest:	$1,134,715.78
Principal:	$0.00

Unpaid Interest Accrued:	$0.00

(iv)

see the following chart for the aggregate stated principal amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date and the current rating assigned to the Certificates.

(v)	the aggregate Certificate Principal Balance of such Series at the close of business on such Distribution Date.

($25 Stated Amount)
Initial Principal Balance:	$37,500,000
Reduction:	(0)

Principal Balance 12/21/09:	$37,500,000

Amounts Received Per Issuer:

Interest
Issuer	Collected
The Boeing Company	$67,773.13
Citigroup Inc.	$65,006.88
Credit Suisse First Boston (USA), Inc.	$78,838.13
DaimlerChrysler AG	$94,052.50
Ford Motor Company	$82,434.25
General Electric Capital Corporation	$74,688.75
General Motors Acceptance Corporation	$88,520.00
The Goldman Sachs Group, Inc.	$67,773.13
Johnson & Johnson	$54,771.75
Federated Retail Holdings, Inc.	$76,348.50
Time Warner Companies, Inc.	$73,305.63
Valero Energy Corporation	$82,987.50
Verizon Communications Inc.	$85,753.75
Viacom Inc.	$60,857.50
Weyerhaeuser Company	$81,604.38

$1,134,715.78

Principal Amounts, Rates & Current Ratings:

Issuer		Rate	CUSIP	Moody's	S&P
The Boeing Company	$2,213,000	6.125%	097-023-AU9	A2	A
Citigroup Inc.	$2,213,000	5.875%	172-967-BU4	Baa1	A-
Credit Suisse First Boston (USA), Inc.	$2,213,000	7.125%	225-41L-AE3	Aa1	A+
DaimlerChrysler AG	$2,213,000	8.500%	233-835-AQ0	A3	BBB+
Ford Motor Company	$2,213,000	7.450%	345-370-CA6	Caa1	CCC
General Electric Capital Corporation	$2,213,000	6.750%	369-62G-XZ2	Aa2	AA+
General Motors Acceptance
Corporation	$2,213,000	8.000%	370-425-RZ5	Ca	CCC
The Goldman Sachs Group, Inc.	$2,213,000	6.125%	381-41G-CU6	A1	A
Johnson & Johnson	$2,213,000	4.950%	478-160-AL8	Aaa	AAA
Federated Retail Holdings, Inc.	$2,213,000	6.900%	577-778-BQ5	Ba2	BB
Time Warner Companies, Inc.	$2,213,000	6.625%	887-315-BN8	Baa2	BBB
Valero Energy Corporation	$2,213,000	7.500%	919-13Y-AE0	Baa2	BBB
Verizon Global Funding Corporation	$2,213,000	7.750%	923-44G-AS5	A3	A
Viacom Inc.	$2,213,000	5.500%	925-524-AV2	Baa3	BBB-
Weyerhaeuser Company	$2,213,000	7.375%	962-166-BR4	Ba1	BBB-
United States Department of
Treasury	$4,305,000	0.000%	912-803-CH4

	$37,500,000